SUBSCRIPTION AGREEMENT

               THIS SUBSCRIPTION AGREEMENT, dated as of December 3, 1997, by and between V-ONE CORPORATION, a Delaware corporation, with headquarters located at 20250 Century Boulevard, Suite 300, Germantown, Maryland 20874 (the "Company"), and ADVANTAGE FUND II LTD., a British Virgin Islands corporation (the "Buyer").

                              W I T N E S S E T H:

               WHEREAS, the Buyer wishes to purchase, upon the terms and subject to the conditions of this Agreement, shares of non-voting, convertible preferred stock of the Company which will be convertible into units consisting of (1) shares of Common Stock, $.001 par value (the "Common Stock"), of the Company and
(2) Common Stock Purchase Warrants to purchase shares of Common Stock (the "Warrants"); and

               WHEREAS, the Company and the Buyer are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Rule 506 of Regulation D as promulgated by the Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "1933 Act");

               NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.      AGREEMENT TO SUBSCRIBE; PURCHASE PRICE.

(a) SUBSCRIPTION. The Buyer hereby agrees to purchase from the Company the number of shares (the "Preferred Shares") of Series A Convertible Preferred Stock, $.001 par value (the "Preferred Stock"), of the Company set forth on the signature page of this Agreement, having the terms and conditions as set forth in the form of Certificate of Designations of the Series A Convertible Preferred Stock attached hereto as ANNEX I (the "Certificate of Designations") at the price per share and for the aggregate purchase price set forth on the signature page of this Agreement. The purchase price for the Preferred Shares shall be payable in United States Dollars. The shares of Common Stock issuable upon conversion of the Preferred Shares are referred to herein as the "Conversion Shares." The shares of Common Stock issuable in payment of dividends on the Preferred Shares are referred to herein as the "Dividend Shares". The shares of Common Stock issuable upon exercise of the Warrants are referred to herein as the "Warrant Shares." The Conversion Shares, the Dividend Shares and the Warrant Shares are referred to herein collectively as the "Common Shares." The Common Shares and the Preferred Shares are referred to herein collectively as the "Shares."

(b) FORM OF PAYMENT. The Buyer shall pay the purchase price for the Preferred Shares by delivering good funds in United States Dollars to the escrow agent (the "Escrow Agent") identified in the Joint Escrow Instructions attached hereto as ANNEX II (the "Joint Escrow Instructions"). Such delivery of funds shall be made against delivery by the Company of the certificates for the Preferred

Shares registered in the name of the Buyer. Promptly following payment by the Buyer to the Escrow Agent of the purchase price of the Preferred Shares, but in no event later than two Business Days after such payment, the Company shall deliver certificates for the Preferred Shares, registered in the name of the Buyer, to the Escrow Agent. The certificates for the Preferred Shares shall be delivered by the Company to the Escrow Agent on a delivery against payment basis at the closing. By signing this Agreement, the Buyer and the Company each agrees to all of the terms and conditions of, and becomes a party to, the Joint Escrow Instructions, all of the provisions of which are incorporated herein by this reference as if set forth in full. As used in this Agreement, the term "Business Day" means any day other than a Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed.

(c) METHOD OF PAYMENT. Payment of the purchase price for the Preferred Shares shall be made by wire transfer of funds to:

            Citibank, N.A.
            153 East 53rd Street
            New York, New York 10043
            ABA#021000089

            For credit to A/C#37179446
            For credit to the account of Brian W. Pusch Attorney Escrow Account
            Reference:  Advantage/V-One

Not later than 4:00 p.m., New York City time, on the date which is three Business Days after the Company shall have executed and delivered this Agreement and returned a signed counterpart of this Agreement to the Buyer or its legal counsel, the Buyer shall deposit with the Escrow Agent the aggregate purchase price for the Preferred Shares.

2.      BUYER REPRESENTATIONS, WARRANTIES, ETC.

               The Buyer represents and warrants to, and covenants and agrees with, the Company as follows:

(a) PURCHASE FOR INVESTMENT. The Buyer is purchasing the Preferred Shares for its own account for investment only and not with a view towards the public sale or distribution thereof;

(b) ACCREDITED INVESTOR. The Buyer is an "accredited investor" as that term is defined in Rule 501 of the General Rules and Regulations under the 1933 Act by reason of Rule 501(a)(3);

(c) REOFFERS AND RESALES. All subsequent offers and sales of the Shares by the Buyer shall be made pursuant to registration of the Shares being offered and sold under the 1933 Act or pursuant to an exemption from registration;

(d) COMPANY RELIANCE. The Buyer understands that the Preferred Shares are being offered and sold, and the Common Shares and the Warrants are being offered, to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Buyer's compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of the Buyer to acquire the Preferred Shares and to receive an offer of the Common Shares and the Warrants;

(e) INFORMATION PROVIDED. The Buyer and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Preferred Shares and the offer of the Common Shares and the Warrants which have been requested by the Buyer; the Buyer and its advisors, if any, have been afforded the opportunity to ask questions of the Company and have received complete and satisfactory answers to any such inquiries; without limiting the generality of the foregoing, the Buyer has had the opportunity to obtain and to review the Company's (1) Annual Report on Form 10-K for the fiscal year ended December 31, 1996, (2) Quarterly Reports on Form 10-Q for the quarters ended March 31, 1997, June 30, 1997 and September 30, 1997 and (3) proxy statement for the Company's 1997 Annual Meeting of Stockholders, in each case as filed with the SEC (collectively, the "SEC Reports"); and the Buyer understands that its investment in the Shares involves a high degree of risk;

(f) ABSENCE OF APPROVALS. The Buyer understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Shares; and

(g) SUBSCRIPTION AGREEMENT. This Agreement has been duly and validly authorized, executed and delivered on behalf of the Buyer and is a valid and binding agreement of the Buyer enforceable in accordance with its terms, subject as to enforceability to general principles of equity and to bankruptcy, insolvency, moratorium and other similar laws affecting the enforcement of creditors' rights generally.

3.      COMPANY REPRESENTATIONS, WARRANTIES, ETC.

               The Company represents and warrants to, and covenants and agrees with, the Buyer that:

(a) ORGANIZATION AND AUTHORITY. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and has all requisite corporate power and authority to (i) own, lease and operate its properties and to carry on its business as now being conducted, and
(ii) to execute, deliver and perform its obligations under this Agreement, the Registration Rights Agreement, the form of which is attached hereto as ANNEX III (the "Registration Rights Agreement"), the Certificate of Designations, the Transfer Agent Instructions, the form of which is attached hereto as ANNEX IV (the "Transfer Agent Instructions"), and the other agreements to be executed and delivered by the Company in connection herewith, and to consummate the transactions contemplated hereby and thereby. The Company is duly qualified to do business as a foreign corporation and is in good standing in all jurisdictions wherein such qualification is necessary and where failure so to qualify could have a material adverse effect on the business, properties, operations, condition (financial or other), results of operations or prospects of the Company. The Company has no subsidiaries.

(b) CAPITALIZATION. The authorized capital stock of the Company currently consists of (a) 33,333,333 shares of Common Stock of which 13,070,235 shares were outstanding on December 1, 1997, all of which are fully paid and nonassessable; and (b) 13,333,333 shares of Preferred Stock, $.001 par value, of which 4,000 shares will be designated as Series A Convertible Preferred Stock and issued pursuant to this Agreement; and on the Closing Date (as defined herein) there will be (x) no material increase from December 1, 1997 in the number of shares of Common Stock outstanding (except for shares issued upon the exercise of options and warrants outstanding on the date hereof or options or similar rights granted subsequent to the date of this Agreement pursuant to the Company's 1996 Incentive Stock Plan) and (y) no shares of preferred stock outstanding except as issued pursuant to this Agreement. As of December 1, 1997, the Company had outstanding options and warrants entitling the holders to purchase 2,884,507 shares of Common Stock. Other than as set forth in the preceding sentence (and other than options that may be granted subsequent to the date of this Agreement under the Company's 1996 Incentive Stock Plan), the Company does not have outstanding any material amount of securities (or obligations to issue any such securities) convertible into, exchangeable for or otherwise entitling the holders thereof to acquire shares of Common Stock, except as disclosed in the SEC Reports. The outstanding shares of Common Stock and outstanding options, warrants and other securities to purchase Common Stock have been duly authorized and validly issued. None of such outstanding shares of Common Stock, options, warrants and other securities has been issued in violation of the preemptive rights of any securityholder of the Company. The offers and sales of the outstanding shares of Common Stock and options, warrants and other rights to acquire Common Stock were at all relevant times either registered under the 1933 Act and applicable state securities laws or exempt from such requirements, except for such non-compliance with state securities laws which have not had and will not have a material adverse effect on the business, properties, operations, condition (financial or other), results of operations or prospects of the Company or the transactions contemplated by this Agreement. Except as set forth on SCHEDULE 3(B), no holder of any of the Company's securities has any rights, "demand," "piggy-back" or otherwise, to have such securities registered by reason of the intention to file, filing or effectiveness of the Registration Statement (as defined in the Registration Rights Agreement).

(c) CONCERNING THE SHARES. The Shares have been duly authorized and the Preferred Shares, when issued and paid for in accordance with this Agreement, and the Common Shares, when issued upon conversion of the Preferred Shares, in payment of dividends thereon or upon exercise of the Warrants, as the case may be, will be duly and validly issued, fully paid and non-assessable and will not subject the holder thereof to personal liability by reason of being such holder. There are no preemptive or similar rights of any stockholder of the Company or any other person to acquire any of the Shares. The Common Stock is listed for trading on the Nasdaq National Market ("Nasdaq") and (1) the Company and the Common Stock meet the criteria for continued listing and trading on Nasdaq; (2) the Company has not been notified since October 24, 1996 by Nasdaq of any failure or potential failure to meet the criteria for continued listing and trading on Nasdaq and (3) no suspension of trading in the Common Stock is in effect. The Company knows of no reason that the Common Shares will not be eligible for listing on Nasdaq.

(d) SUBSCRIPTION AGREEMENT; WARRANTS; REGISTRATION RIGHTS AGREEMENT; TRANSFER AGENT INSTRUCTIONS. This Agreement, the Warrants, the Registration Rights Agreement and the Transfer Agent Instructions have been duly and validly authorized by the Company, this Agreement has been duly executed and delivered on behalf of the Company and this Agreement is, and the Warrants, the Registration Rights Agreement and the Transfer Agent Instructions, when executed and delivered by the Company, will be, valid and binding obligations of the Company enforceable in accordance with their respective terms, subject as to enforceability to general principles of equity and to bankruptcy, insolvency, moratorium and other similar laws affecting the enforcement of creditors' rights generally and limits upon rights to indemnity.

(e) NON-CONTRAVENTION. The execution and delivery of this Agreement by the Company and the consummation by the Company of the issuance of the Preferred Shares as contemplated by this Agreement and the other transactions contemplated by this Agreement, the Warrants, the Registration Rights Agreement, the terms of the Preferred Stock and the Transfer Agent Instructions do not and will not conflict with or result in a breach by the Company of any of the terms or provisions of, or constitute a default under, the certificate of incorporation or the by-laws of the Company, or any indenture, mortgage, deed of trust or other material agreement or instrument to which the Company is a party or by which it or any of its properties or assets are bound which would have a material adverse effect on the Company or any applicable law, rule or regulation or any applicable decree, judgment or order of any court, United States federal or state regulatory body, administrative agency or other governmental body having jurisdiction over the Company or any of its properties or assets which would have a material adverse effect on the Company.

(f) APPROVALS. No authorization, approval or consent of any court, governmental body, regulatory agency, self-regulatory organization, or stock exchange or market or the stockholders of the Company is required to be obtained by the Company for (1) the execution, delivery and performance by the Company of this Agreement, the Registration Rights Agreement (except such authorization of the SEC as is required with respect to accelerating the effectiveness of any registration statement filed pursuant thereto) and the Transfer Agent Instructions, (2) the issuance and sale of the Preferred Shares as contemplated by this Agreement, (3) the issuance of Common Shares and Warrants on conversion of the Preferred Shares and (4) the issuance of Common Shares on exercise of the Warrants.

(g) INFORMATION PROVIDED. The information provided by or on behalf of the Company to the Buyer in connection with the transactions contemplated by the Agreement, including, without limitation, the information referred to in Section 2(e) of this Agreement, does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading. The Company has not filed any reports with the SEC under the

Securities Exchange Act of 1934, as amended (the "1934 Act"), since December 31, 1996 other than the SEC Reports.

(h) ABSENCE OF CERTAIN CHANGES. Since December 31, 1996, there has been no material adverse change and no material adverse development in the business, properties, operations, condition (financial or other), results of operations or prospects of the Company, except as disclosed in the SEC Reports.

(i) ABSENCE OF CERTAIN PROCEEDINGS. There is no action, suit or proceeding, before or by any court, public board or body or governmental agency pending or, to the knowledge of the Company or any of its subsidiaries, threatened against the Company and, to the knowledge of the Company, there is no inquiry or investigation before or by any court, public board or body or governmental agency pending or threatened against the Company, in any such case wherein an unfavorable decision, ruling or finding could have a material adverse effect on the business, properties, operations, condition (financial or other), results of operations or prospects of the Company or the transactions contemplated by this Agreement or any of the documents contemplated hereby or which could adversely affect the validity or enforceability of, or the authority or ability of the Company to perform its obligations under, this Agreement or any of such other documents; the Company does not have pending before the SEC any request for confidential treatment of information and to the best of the Company's knowledge no such request will be made by the Company prior to the time the Registration Statement relating to the Common Shares which is contemplated by the Registration Rights Agreement is first ordered effective by the SEC; and to the best of the Company's knowledge there is not pending or contemplated, and there has been no, investigation by the SEC involving the Company or any director or officer of the Company.

(j) PROPERTIES. The Company has good title to all property real and personal (tangible and intangible) and other assets owned by it, free and clear of all security interests, charges, mortgages, liens or other encumbrances, except such as are described in the SEC Reports or such as do not materially interfere with the use of such property made, or proposed to be made, by the Company. The leases, licenses or other contracts or instruments under which the Company leases, holds or is entitled to use any property, real or personal, are valid, subsisting and enforceable with only such exceptions as do not materially interfere with the use of such property made, or proposed to be made, by the Company. The Company has not received notice of any material violation of any applicable law, ordinance, regulation, order or requirement relating to its owned or leased properties.

(k) LABOR RELATIONS. No material labor problem exists or, to the knowledge of the Company, is imminent with respect to any of the employees of the Company.

(l) SEC FILINGS. The Company has timely filed all required forms, reports and other documents with the SEC. All of such forms, reports and other documents complied, when filed, in all material respects, with all applicable requirements of the 1933 Act and the 1934 Act.

(m) ABSENCE OF BROKERS, FINDERS, ETC. No broker, finder or similar person is entitled to any commission, fee or other compensation by reason of the transactions contemplated by this Agreement other than as disclosed in writing by the Company to the Buyer with respect to one such person prior to execution and delivery of this Agreement by the Buyer, and the Company shall pay, and indemnify and hold harmless the Buyer from, any claim made against the Buyer by any person for any such commission, fee or other compensation.

4.      CERTAIN COVENANTS AND ACKNOWLEDGMENTS.

(a) TRANSFER RESTRICTIONS. The Buyer acknowledges that (1) the Preferred Shares and the Warrants have not been and are not being registered under the provisions of the 1933 Act and, except as provided in the Registration Rights Agreement, the Common Shares have not been and are not being registered under the 1933 Act, and may not be transferred unless (A) subsequently registered thereunder or (B) the Buyer shall have delivered to the Company an opinion of counsel, reasonably satisfactory in form, scope and substance to the Company, to the effect that the Shares or Warrants to be sold or transferred may be sold or transferred pursuant to an exemption from such registration; (2) any resale of Shares or Warrants made in reliance on Rule 144 promulgated under the 1933 Act may be made only in accordance with the terms of said Rule and further, if said Rule is not applicable, any such resale of Shares or Warrants under circumstances in which the seller, or the person through whom the resale is made, may be deemed to be an underwriter, as that term is used in the 1933 Act, may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder; and (3) neither the Company nor any other person is under any obligation to register the Shares (other than registration of the resale of the Common Shares pursuant to the Registration Rights Agreement) or the Warrants under the 1933 Act or to comply with the terms and conditions of any exemption thereunder (other than pursuant to Section 4(d) hereof and pursuant to the Registration Rights Agreement).

(b) RESTRICTIVE LEGENDS. (1) The Buyer acknowledges and agrees that the certificates for the Preferred Shares shall bear restrictive legends in substantially the following form (and a stop-transfer order may be placed against transfer of the Preferred Shares):

        These securities have not been registered under the Securities Act of 1933, as amended (the "Act"), or any state securities laws. The sale to the holder of these securities and of the shares of common stock and warrants issuable upon conversion of these securities are not covered by a registration statement under the Act or registration under state securities laws. These securities have been acquired, and such shares of common stock and warrants must be acquired, for investment only and may not be sold, transferred or assigned in the absence of registration of the resale thereof or an opinion of counsel reasonably acceptable to the Company that such registration is not required.

               (2) The Buyer acknowledges and agrees that the certificates for the Warrants shall bear restrictive legends in substantially the following form (and a stop-transfer order may be placed against transfer of the Warrants):

        This security has not been registered under the Securities Act of 1933, as amended (the "Act"), or any state securities laws. The sale to the holder of this security and of the shares of common stock issuable upon exercise of this security are not covered by a registration statement under the Act or registration under state securities laws. This security has been acquired, and such shares of common stock must be acquired, for investment only and may not be sold, transferred or assigned in the absence of registration of the resale thereof or an opinion of counsel reasonably acceptable to the Company that such registration is not required.

               (3) The Buyer further acknowledges and agrees that until such time as the Common Shares have been registered for resale under the 1933 Act as contemplated by the Registration Rights Agreement, the certificates for the Common Shares issued upon conversion of the Preferred Shares, payment of dividends thereon and exercise of the Warrants may bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of the certificates for the Common Shares):

        The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Act"). The securities have been acquired for investment and may not be resold, transferred or assigned in the absence of an effective registration statement for the securities under the Act, or an opinion of counsel reasonably acceptable to the Company that registration is not required under said Act.

               (4) Once the Registration Statement required to be filed by the Company pursuant to Section 2 of the Registration Rights Agreement has been declared effective, thereafter (1) upon request of the Buyer the Company will substitute certificates without restrictive legend for certificates for any Common Shares issued prior to the date such Registration Statement is declared effective by the SEC which bear such restrictive legend and remove any stop-transfer restriction relating thereto promptly, but in no event later than three days after surrender of such certificates by the Buyer and (2) the Company shall not place any restrictive legend on certificates for Common Shares issued on conversion of the Preferred Shares, payment of dividends thereon or exercise of the Warrants or impose any stop-transfer restriction thereon.

(c) REGISTRATION RIGHTS AGREEMENT. The parties hereto agree to enter into the Registration Rights Agreement on or before the Closing Date.

(d) FORM D; BLUE SKY LAWS. The Company agrees to file a Form D with respect to the Shares and the Warrants as required under Regulation D and to provide a copy thereof to the Buyer promptly after such filing. The Buyer agrees to cooperate with the Company in connection with such filing and, upon request of the Company, to provide all information relating to the Buyer reasonably required for such filing.

(e) AUTHORIZATION FOR TRADING; REPORTING STATUS. On or before the Closing Date, the Company shall file a notification for listing of additional shares with the Nasdaq and shall provide evidence of such filing to the Buyer. So long as the

Buyer beneficially owns any of the Preferred Shares, the Common Shares or the Warrants, the Company shall file all reports required to be filed with the SEC pursuant to Section 13 or 15(d) of the 1934 Act and the Company shall not terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would permit such termination.

(f) USE OF PROCEEDS. Neither the Company nor any subsidiary of the Company owns or has any present intention of acquiring any "margin stock" as defined in Regulation G (12 CFR Part 207) of the Board of Governors of the Federal Reserve System ("margin stock"), other than the acquisition of shares of Common Stock surrendered to the Company in payment of the exercise price or tax obligations incurred in connection with the grant, vesting or exercise of a stock option or other award granted by the Company to any of its employees, directors or consultants pursuant to its stock incentive plans or in connection with a loan made to any such persons pursuant to such plans which acquisition is made pursuant to the requirements of Regulation G governing margin stock. The proceeds of sale of the Preferred Shares will be used for general working capital purposes and in the operation of the Company's business, and up to $2,000,000 thereof may be used to finance certain acquisitions of assets or businesses. None of such proceeds will be used, directly or indirectly (1) (other than financing its subsidiaries in the ordinary course of business) to make any loan to or investment in any other person or (2) for the purpose, whether immediate, incidental or ultimate, of purchasing or carrying any margin stock or for the purpose of maintaining, reducing or retiring any indebtedness which was originally incurred to purchase or carry any stock that is currently a margin stock or for any other purpose which might constitute the transactions contemplated by this Agreement a "purpose credit" within the meaning of such Regulation G. Neither the Company nor any agent acting on its behalf has taken or will take any action which might cause this Agreement or the transactions contemplated hereby to violate Regulation G, Regulation T or any other regulation of the Board of Governors of the Federal Reserve System or to violate the 1934 Act, in each case as in effect now or as the same may hereafter be in effect.

(g) BLUE SKY LAWS. On or before the Closing Date, the Company shall take such action as shall be necessary to qualify, or to obtain an exemption for, the Preferred Shares for sale to the Buyer pursuant to this Agreement and the Common Shares and Warrants for issuance to the Buyer on conversion of the Preferred Shares under such of the securities or "blue sky" laws of jurisdictions as shall be applicable to the sale of the Preferred Shares pursuant to this Agreement and the issuance to the Buyer of Common Shares and Warrants on conversion of the Preferred Shares and the issuance of Common Shares on exercise of the Warrants. The Company shall furnish copies of all filings, applications, orders and grants or confirmations of exemptions relating to such securities or "blue sky" laws on or prior to the Closing Date.

(g) CERTAIN EXPENSES. Whether or not the closing occurs, the Company shall pay or reimburse the Buyer for all reasonable expenses (including, without limitation, legal fees and expenses of counsel to the Buyer) incurred by the Buyer, not in excess of $15,000, in connection with this Agreement and the transactions contemplated hereby.

(i) CERTAIN ISSUANCES OF SECURITIES. (1) Unless the Company obtains Stockholder Approval (as defined in the Certificate of Designations) or a waiver thereof from Nasdaq, the Company will not issue any shares of Common Stock or shares of any other series of preferred stock or other securities convertible into, exchangeable for or otherwise entitling the holder to acquire shares of Common Stock which would be subject to the requirements of Rule 4460(i) of the Nasdaq (or any successor or replacement provision thereof) and which would be integrated with the sale of the Preferred Shares to the Buyer or the issuance of Common Shares upon conversion thereof or upon exercise of the Warrants for purposes of Rule 4460(i) of the Nasdaq (or any successor or replacement provision thereof).

               (2) During the period from the date of this Agreement to the date on which the Registration Statement (as defined in the Registration Rights Agreement) shall have been effective with the SEC for 90 consecutive days, the Company shall not offer, sell, contract to sell or issue (or engage any person to assist the Company in taking any such action) any equity securities or securities convertible into, exchangeable for or otherwise entitling the holder to acquire, any Common Stock at a price below the market price of the Common Stock on the date of such issuance or acquisition ("Discounted Securities").

               (3) Subject to the restrictions in Section 4(i)(1) above, during the period from the date of execution and delivery of this Agreement to the date which is one year after the Closing Date (as hereinafter defined), the Company shall not offer, sell, contract to sell or issue (or engage any person to assist the Company in taking any such action) any Discounted Securities without giving the Buyer the first right to acquire the Discounted Securities on the same terms at which the Discounted Securities are to be offered to other investors. The Company shall give notice to the Buyer of the detailed terms of the Discounted Securities proposed to be issued and such other information as requested by the Buyer within three Business Days after receipt of such notice. The Buyer may by notice to the Company exercise such right of first refusal at any time until the later of (x) ten Business Days after such notice from the Company to the Buyer and (y) two Business Days after the Company provides such additional information as shall have timely been requested by the Buyer.

               (4) Notwithstanding the provisions of clauses (2) and (3) above of this Section 4(i), nothing therein shall prohibit the Company from issuing securities (x) pursuant to compensation plans for employees, directors, officers, advisers or consultants of the Company and in accordance with the terms of such plans as in effect as of the date of this Agreement or (y) upon exercise of conversion, exchange, purchase or similar rights issued, granted or given by the Company and outstanding as of the date of this Agreement.

(j) BEST EFFORTS. Each of the parties shall use its best efforts timely to satisfy each of the conditions to the other party's obligations to sell and purchase the Preferred Shares set forth in Section 7 or 8, as the case may be, of this Agreement on or before the Closing Date.

5.      TRANSFER AGENT INSTRUCTIONS; CONVERSION PROCEDURE.

(a) TRANSFER AGENT INSTRUCTIONS. Promptly following the delivery by the Buyer of the aggregate purchase price for the Preferred Shares in accordance with Section 1(c) hereof, and in any event prior to the Closing Date, the Company will (1) execute and deliver the Transfer Agent Instructions substantially in the form attached hereto as ANNEX IV to and thereby irrevocably instruct, American Stock Transfer & Trust Company, as Transfer Agent and Registrar (the "Transfer Agent"), to issue certificates for the Common Shares from time to time upon conversion of the Preferred Shares and exercise of the Warrants in such amounts as specified from time to time (x) to the Transfer Agent in the Notices of Conversion surrendered in connection with such conversions and referred to in
Section 5(b) of this Agreement and (y) upon exercise of the Warrants in such amounts as specified from time to time to the Transfer Agent in the Form of Subscription to be attached to the Warrants and surrendered in connection with such exercises, and (2) appoint the Transfer Agent the conversion agent for the Preferred Stock and the exercise agent for the Warrants. The certificates for the Common Shares may bear the restrictive legend specified in Section 4(b) of this Agreement prior to registration of the resale of the Common Shares under the 1933 Act. The certificates for the Common Shares shall be registered in the name of the Buyer or its nominee and in such denominations to be specified by the Buyer in connection with each conversion of Preferred Shares or exercise of Warrants, as the case may be. The Company warrants that no instruction other than (x) such instructions referred to in this Section 5, (y) stop transfer instructions to give effect to Section 4(a) hereof prior to registration of the resale of the Common Shares under the 1933 Act and (z) the instructions required by Section 3(n) of the Registration Rights Agreement will be given by the
Company to the Transfer Agent and that the Common Shares shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement. If the Transfer Agent seeks the Company's concurrence in connection with a notice of conversion or warrant exercise, the Company will immediately give such concurrence except to the extent the Company notifies the Transfer Agent and the Buyer of manifest error in such notice of conversion or warrant exercise in accordance with the Certificate of Designations, the Warrants and the Transfer Agent Instructions. Nothing in this
Section 5(a) shall limit in any way the Buyer's obligations and agreement to comply with the registration requirements of all applicable securities laws upon any resale of Shares or Warrants by the Buyer. If the Buyer provides the Company with an opinion of counsel reasonably satisfactory in form, scope and substance to the Company that registration of a resale by the Buyer of any of the Shares or the Warrants in accordance with clause (1)(B) of Section 4(a) of this Agreement is not required under the 1933 Act, the Company shall permit the transfer of such Shares and Warrants and, in the case of the Common Shares, promptly, but in no event later than three days after receipt of such opinion, instruct the Company's transfer agent to issue upon transfer one or more share certificates in such name and in such denominations as specified by the Buyer. Nothing in this Section 5(a) shall limit the obligations of the Company under
Section 3(n) of the Registration Rights Agreement.

(b) CONVERSION PROCEDURE. In connection with the exercise of conversion rights relating to the Preferred Shares, the Buyer or any subsequent holder of the Preferred Shares shall complete, sign and furnish to the Transfer Agent a Notice of Conversion in the form attached hereto as ANNEX V, which shall be deemed to satisfy all requirements of the Certificate of Designations with respect to any exercise of conversion rights by the Buyer or any such holder.

6.      CLOSING DATE.

               The date and time of the issuance and sale of the Preferred Shares (the "Closing Date") shall be 12:00 noon, New York City time, on the date which is one Business Day after the date on which the Buyer has deposited the purchase price for the Preferred Shares with the Escrow Agent in accordance with
Section 1(c) hereof, or such other mutually agreed to time. The closing shall occur on the Closing Date at the offices of the Escrow Agent.

7. CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL AND ISSUE.

               The Buyer understands that the Company's obligation to sell the Preferred Shares to the Buyer pursuant to this Agreement is conditioned upon the satisfaction of the following conditions precedent on or before the Closing Date (any or all of which may be waived by the Company in its sole discretion):

               (a) The receipt and acceptance by the Company of this Agreement as evidenced by execution of this Agreement by the Company and delivery of an executed counterpart of this Agreement to the Buyer or its legal counsel;

               (b) Delivery by the Buyer to the Escrow Agent of good funds as payment in full of an amount equal to the purchase price for the Preferred Shares in accordance with Section 1(c) hereof; and

               (c) The accuracy on the Closing Date of the representations and warranties of the Buyer contained in this Agreement as if made on the Closing Date and the performance by the Buyer on or before the Closing Date of all covenants and agreements of the Buyer required to be performed on or before the Closing Date.

8.      CONDITIONS TO THE BUYER'S OBLIGATION TO PURCHASE.

               The Company understands that the Buyer's obligation to purchase the Preferred Shares on the Closing Date is conditioned upon the satisfaction of the following conditions precedent on or before the Closing Date (any or all of which may be waived by the Buyer in its sole discretion):

               (a) Delivery by the Company to the Escrow Agent of the certificates for the Preferred Shares in accordance with this Agreement;

               (b) The accuracy on the Closing Date of the representations and warranties of the Company contained in this Agreement as if made on the Closing Date and the performance by the Company on or before the Closing Date of all covenants and agreements of the Company required to be performed on or before the Closing Date and receipt by the Buyer of a certificate, dated the Closing Date, of the Chief Executive Officer or the Chief Financial Officer of the Company confirming such matters and such other matters as the Buyer may reasonably request;

               (c) The receipt by the Buyer of confirmation of the filing with the Secretary of State of the State of Delaware of the Certificate of Designations;

               (d) The receipt by the Buyer of a certificate, dated the Closing Date, of the Secretary of the Company certifying (1) the certificate of incorporation and by-laws of the Company as in effect on the Closing Date, (2) all resolutions of the Board of Directors (and committees thereof) of the Company relating to this Agreement and the transactions contemplated hereby and
(3) such other matters as reasonably requested by the Buyer; and

               (e) Receipt by the Buyer on the Closing Date of an opinion of counsel for the Company, dated the Closing Date, in form, scope and substance reasonably satisfactory to the Buyer, to the effect set forth in ANNEX VI attached hereto.

9.      MISCELLANEOUS.

               (a) This Agreement shall be governed by and interpreted in accordance with the laws of the State of New York.

               (b) This Agreement may be executed in counterparts and by the parties hereto on separate counterparts, all of which together shall constitute one and the same instrument. A facsimile transmission of this Agreement bearing a signature on behalf of a party hereto shall be legal and binding on such party. Although this Agreement is dated as of the date first set forth above, the actual date of execution and delivery of this Agreement by each party is the date set forth below such party's signature on the signature page hereof. Any reference in this Agreement or in any of the documents executed and delivered by the parties hereto in connection herewith to the date of execution and delivery of this Agreement shall be deemed a reference to the later of such dates set forth below each party's respective signature on the signature page hereof.

               (c) The headings,  captions and footers of this Agreement are for
convenience   of   reference   and  shall  not  form  part  of,  or  affect  the
interpretation of, this Agreement.

               (d) If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

               (e) This Agreement may be amended only by an instrument in writing signed by the party to be charged with enforcement.

               (f) Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, or any course of dealings between the parties, shall not operate as a waiver thereof or an amendment hereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or exercise of any other right or power.

               (g) Any notices required or permitted to be given under the terms of this Agreement shall be sent by mail or delivered personally (which shall include telephone line facsimile transmission with answer back confirmation) or by courier and shall be effective five days after being placed in the mail, if mailed, or upon receipt, if delivered personally or by courier, in the case of the Company addressed to the Company at its address shown in the introductory paragraph of this Agreement, Attention: Chief Executive Officer (telephone line facsimile transmission number (301) 515-5280) or, in the case of the Buyer, at its address or telephone line facsimile transmission number shown on the signature page of this Agreement, with a copy to Genesee International, Inc., 10500 N.E. 8th Street, Suite 1920, Bellevue, Washington 98004-4332 (telephone line facsimile transmission number (425) 462-4645) or such other address or telephone line facsimile transmission number as a party shall have provided by notice to the other party in accordance with this provision. The Buyer hereby designates as its address for any notice required or permitted to be given to the Buyer pursuant to the Certificate of Designations the address shown on the signature page of this Agreement, with a copy to: Advantage Fund II Ltd., c/o Genesee International, Inc., 10500 N.E. 8th Street, Suite 1920, Bellevue, Washington 98004-4332 (facsimile number (425) 462-4645), until the Buyer shall designate another address for such purpose.

               (h) Prior to the Closing Date, the Buyer shall have the right to assign its rights and obligations under this Agreement with respect to the purchase of all or any portion of the Preferred Shares, provided any such assignee, by written instrument duly executed by such assignee, assumes all obligations of the Buyer hereunder with respect to the purchase of the portion of the Preferred Shares so assigned and makes the same representations and warranties with respect thereto as the Buyer makes in this Agreement (and states its address and the location of its principal place of business for purposes of complying with state securities laws), whereupon the Buyer shall be relieved of any further obligations, responsibilities and liabilities with respect to the purchase of all or the portion of the Preferred Shares the obligation for the purchase of which has been so assigned. In the case of any such assignment, the Company shall agree in writing with such assignee to make available to such assignee the benefits of the Registration Rights Agreement with respect to the Common Shares issuable on conversion of the Preferred Shares with respect to which the purchase under this Agreement has been so assigned. Any transfer of the Preferred Shares by the Buyer after the Closing Date shall be made in accordance with Section 4(a).

               (i) The respective representations, warranties, covenants and agreements of the Buyer and the Company contained in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement shall survive the delivery of payment for the Preferred Shares and shall remain in full force and effect regardless of any investigation made by or on behalf of them or any person controlling or advising any of them.

               (j) This Agreement and its Annexes set forth the entire agreement between the parties hereto with respect to the subject matter hereof and supersede all prior agreements and understandings, whether written or oral, with respect thereto.

               (k) The Buyer shall have the right to terminate this Agreement by giving notice to the Company at any time at or prior to the Closing Date if:

               (1) the Company shall have failed, refused, or been unable at or prior to the date of such termination of this Agreement to perform any of its obligations hereunder;

               (2) any other condition of the Buyer's obligations hereunder is not fulfilled; or

               (3) the closing shall not have occurred on a Closing Date on or before December 10, 1997, other than solely by reason of a breach of this Agreement by the Buyer.

Any such termination shall be effective upon the giving of notice thereof by the Buyer. Upon such termination, the Buyer shall have no further obligation to the Company hereunder and the Company shall remain liable for any breach of this Agreement or the other documents contemplated hereby which occurred on or prior to the date of such termination.

               (l) The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

               IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed by their respective officers thereunto duly authorized as of the dates set forth below.


NUMBER OF SHARES:  4,000

PRICE PER SHARE:  $1,000.00

AGGREGATE PURCHASE PRICE:  $4,000,000.00

                                 ADVANTAGE FUND II LTD.



                                 By:  /S/ A.P. DE GROOT
                                      ---------------------------------
                                                  A.P. de Groot
                                                    President


                                 Date: DECEMBER 8, 1997
                                       --------------------------------

                                 Address:     c/o CITCO
                                              Kaya Flamboyan 9
                                              Curacao, Netherlands Antilles

                                 Facsimile No.:  011-599-9732-2008


                                 V-ONE CORPORATION



                                 By:  /S/ CHARLES B. GRIFFIS
                                      ---------------------------------
                                      Name:  Charles B. Griffis
                                      Title:    Senior Vice President & CFO

                                 Date: DECEMBER 8, 1997
                                       --------------------------------

                                  SCHEDULE 3(B)


1. Exchange Agreement between Virtual Open Network Environment Corporation and Steven A. Cohen dated May 29, 1996 (up to 182,300 shares of Common Stock).

2. Exchange and Purchase Agreement between Virtual Open Network Environment Corporation and the Lee DeVisser Trust dated April 9, 1996 (up to 109,856 shares of Common Stock).

3. Exchange and Purchase Agreement between Virtual Open Network Environment Corporation and Golden Eagle Partners dated April 25, 1996 (up to 45,506 shares of Common Stock).

4. Exchange and Purchase Agreement between Virtual Open Network Environment Corporation and Edgehill Capital Management, L.P. dated April __, 1996 (up to 45,506 shares of Common Stock).

5. Exchange and Purchase Agreement between Virtual Open Network Environment Corporation and John J. Egan IV dated April 29, 1996 (up to 13,665 shares of Common Stock).

6. Exchange and Purchase Agreement between Virtual Open Network Environment Corporation and Norman D. Fine dated April 10, 1996 (up to 9,488 shares of Common Stock).

7. Exchange and Purchase Agreement between Virtual Open Network Environment Corporation and Burnett Moody dated April __,1996 (up to 12,151 shares of Common Stock).

8. Exchange and Purchase Agreement between Virtual Open Network Environment Corporation and Kenneth Lissak dated May 29, 1996 (up to 54,662 shares of Common Stock).

9. Exchange and Purchase Agreement between Virtual Open Network Environment Corporation and Joseph and Rosa Lupo dated April 8, 1996 (up to 48,854 shares of Common Stock).

10. Exchange and Purchase Agreement between Virtual Open Network Environment Corporation and Lewis M. Schott dated April __,1996 (up to 253,920 shares of Common Stock).

11. Exchange and Purchase Agreement between Virtual Open Network Environment Corporation and Stanley Shapiro dated April __,1996. This agreement relates to shares held by Stanley Shapiro individually and by the Shapiro Trust, Charlyn Page, Trustee (up to 87,873 shares of Common Stock in the aggregate).

12. Exchange and Purchase Agreement between Virtual Open Network Environment Corporation and Bryan T. Vanas dated April 9, 1996 (up to 85,428 shares of Common Stock).

13. Registration Rights Agreement dated June 18, 1996 between Virtual Open Network Environment Corporation and JMI Equity Fund II, L.P.

14. The Registration Rights Agreement to be dated as of the Closing Date between V-ONE Corporation and Wharton Capital Partners, Ltd.